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                                                                      ITEM 10.11

                          AMENDMENT TO RIGHTS AGREEMENT

         Amendment to Rights Agreement (the "Amendment"), dated as of February 1, 2000, among General Growth Properties, Inc., a Delaware corporation (the "REIT"), General Growth Companies, Inc., a Delaware corporation (the "New Limited Partner") and the other parties whose names are set forth under the caption "Existing Limited Partners" on the signature pages hereto.

                                R E C I T A L S:

         WHEREAS, the REIT and the Existing Limited Partners and/or their predecessors in interest have entered into that certain Rights Agreement dated as of July 27, 1993 (the "Agreement") pursuant to which the Existing Limited Partners have certain rights to convert a portion of their common units of limited partnership interest in GGP Limited Partnership, a Delaware limited partnership (the "Partnership"), into shares of common stock of the REIT and to sell the remainder of their common units of limited partnership interest in the Partnership to the REIT for cash or common stock, at the option of the REIT;

         WHEREAS, concurrently herewith, the Partnership is issuing to the New Limited Partner common units of limited partnership in the Partnership (the "New Units"); and

         WHEREAS, the parties desire to amend the Agreement to reflect that the New Limited Partner is entitled to the rights of a "Limited Partner" under the Agreement as set forth herein.

         NOW, THEREFORE, the parties do hereby agree as follows:

         1. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

         2. Notwithstanding anything to the contrary contained in the Agreement, the parties hereby agree that the New Limited Partner is deemed to be a "Limited Partner" for purposes of the Agreement and, as such, is entitled to all of the rights of a Limited Partner thereunder and is subject to all of the limitations thereon and that the New Units are deemed to be "Units" for purposes of the Agreement. The New Limited Partner hereby agrees to be bound by the terms of the Agreement, as amended hereby.

         3. Except as set forth herein, the terms of the Agreement shall remain in full force and effect for the benefit of the Existing Limited Partners and the New Limited Partner.

         4. This Amendment may be executed in counterparts, each of which shall be deemed an original and all which together shall constitute the same document.

         5. This Amendment, to the extent executed by any person or entity in his or its capacity as trustee of a trust, is executed by such person or entity solely as such trustee and not in an individual capacity. The execution by such person or entity of this Amendment in his or its capacity as trustee shall not create any liability on, or require the performance of any covenant by, any such trustee individually nor subject the individual property of any trustee to any liability.

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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

                             REIT:

                             GENERAL GROWTH PROPERTIES, INC., a
                             Delaware corporation

                             By:  /s/ Jon Batesole
                                  ----------------------------------
                                  Name: Jon Batesole
                                  Title: Senior Vice President

                             EXISTING LIMITED PARTNERS:

                             MB CAPITAL PARTNERS III, a South
                             Dakota general partnership

                             By:   MBA Trust, a partner

                                   By:    General Trust Company,
                                          not individually but solely as trustee

                                         By:   /s/ Michael Greaves
                                               --------------------------------
                                               Name:  Michael Greaves
                                               Title:  Vice President

                             STANLEY RICHARDS REVOCABLE TRUST

                             By:   /s/ Stanley Richards
                                   --------------------------------------
                                   Stanley Richards, Trustee

                             NEW LIMITED PARTNER:

                             GENERAL GROWTH COMPANIES, INC., a
                             Delaware corporation

                             By:   /s/ John Bucksbaum
                                   ---------------------------------------
                                   Name: John Bucksbaum
                                   Title: Vice President

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